UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 22, 2011
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

EX-10.1	Severance Agreement and General Release dated August 22, 2011, by and between O’Charley’s Inc. and Wilson Craft

EX-99.1	Press Release dated August 22, 2011

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 22, 2011, O’Charley’s Inc. (the “Company”) announced the departure of Wilson Craft, its O’Charley’s Concept President, effective as of August 22, 2011 (the “Effective Date”). The Company announced that David W. Head, the Company’s President and Chief Executive Officer, will serve as interim O’Charley’s Concept President while the Company conducts a search for a replacement.
     In connection with Mr. Craft’s departure, the Company and Mr. Craft entered into a Severance Agreement and General Release (the “Severance Agreement”) dated as of August 22, 2011. The Severance Agreement provides that the Company and Mr. Craft have mutually agreed that Mr. Craft’s employment with the Company and all positions with the Company’s subsidiaries and other affiliates terminated as of the Effective Date. The Severance Agreement supersedes the Executive Employment Agreement entered into between Mr. Craft and the Company on September 25, 2009.
     The Severance Agreement includes a general release of claims against the Company by Mr. Craft. Under the Severance Agreement, Mr. Craft also agrees not to compete against the Company for a period of 52 weeks after the Effective Date or solicit certain employees to leave the employ of the Company for a period of eighteen months after the Effective Date. In exchange, the Company will pay Mr. Craft his current base salary of $445,000 in 52 weekly installments and all accrued but unused vacation pay in accordance with the Company’s policies. Mr. Craft will also be entitled to continued health insurance coverage for a period of 52 weeks after the Effective Date under the Company’s plans on a level equivalent to what he would have been entitled to receive had his employment continued.
     The foregoing summary of the Severance Agreement is qualified in its entirety to such Severance Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
     On August 22, 2011, the Company issued a press release announcing the departure of Wilson Craft as the O’Charley’s Concept President. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Severance Agreement and General Release dated August 22, 2011, by and between O’Charley’s Inc. and Wilson Craft

99.1	Press Release dated August 22, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ R. Jeffrey Williams
R. Jeffrey Williams
Chief Financial Officer and Treasurer

Date: August 22, 2011

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Severance Agreement and General Release dated August 22, 2011, by and between O’Charley’s Inc. and Wilson Craft

99.1	Press Release dated August 22, 2011